Exhibit 99.1

GIBSON, DUNN & CRUTCHER LLP

200 Park Avenue

New York, NY 10166-0193

(212) 351-4000

Matthew J. Williams

Joshua Weisser

Attorneys for the Motors Liquidation Company GUC Trust

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------------------------------------------------	x
In re MOTORS LIQUIDATION COMPANY, et al., f/k/a General Motors Corp., et al. Debtors. ---------------------------------------------------------------------------------------------	: : : : : : : x	Chapter 11 Case No. 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY GUC TRUST

QUARTERLY GUC TRUST REPORTS AS OF JUNE 30, 2011

The Motors Liquidation Company GUC Trust (the “GUC Trust”), by its undersigned counsel, pursuant to Section 6.2 of the Motors Liquidation Company GUC Trust Agreement dated March 30, 2011 and between the parties thereto (the “GUC Trust Agreement”) and in accordance with Paragraph 31 of the order of this Court dated March 31, 2011 confirming the Debtors’ Second Amended Joint Chapter 11 Plan of liquidation dated March 18, 2011 of Motors Liquidation Company and its affiliated post-effective date debtors (the “Confirmation Order”), hereby files the attached GUC Trust Reports (as defined in the GUC Trust Agreement and annexed hereto as Exhibits A and B) for the most recently ended fiscal quarter of the GUC Trust.

Financial statements required under Section 6.2(b) of the GUC Trust Agreement are annexed hereto as Exhibit A.

Additional reporting required under Section 6.2(c) of the GUC Trust Agreement is annexed hereto as Exhibit B.

The GUC Trust Reports are not intended to constitute, and should not be construed as, investment advice. The GUC Trust Reports have been provided to comply with the GUC Trust Agreement and the Confirmation Order and for informational purposes only and may not be relied upon to evaluate the merits of investing in any securities or interests referred to herein.

The GUC Trust has no officers, directors or employees. The GUC Trust and Wilmington Trust Company, solely it its capacity as trustee and trust administrator (the “GUC Trust Administrator”), rely solely on receiving accurate information, reports and other representations from GUC Trust professionals and other service providers to the GUC Trust. In submitting these GUC Trust Reports and executing any related documentation on behalf of the GUC Trust, the GUC Trust Administrator has relied upon the accuracy of such reports, information and representations.

Dated: New York, New York

August 1, 2011

GIBSON, DUNN & CRUTCHER LLP

By:	/s/ Matthew J. Williams

Matthew J. Williams Joshua Weisser 200 Park Avenue
New York, NY 10166-0193 (212) 351-4000

Attorneys for the Motors Liquidation Company GUC Trust

EXHIBIT A

Motors Liquidation Company GUC Trust

STATEMENT OF NET ASSETS IN LIQUIDATION (LIQUIDATION BASIS)

JUNE 30, 2011

Unaudited

(Dollars in thousands)

$2,145,973
ASSETS
Cash and Cash Equivalents	$226
Cash Due from Motors Liquidation Company	4,756
Investments	50,908
Securities Due From Motors Liquidation Company	2,362,626
Other Assets & Deposits	1,927

TOTAL ASSETS	$2,420,443

LIABILITIES
Accounts Payable & Other Liabilities	$9,246
Liquidating Distributions Payable	216,682
Reserves for Expected Costs of Liquidation	48,542

TOTAL LIABILITIES	$274,470

NET ASSETS IN LIQUIDATION	$2,145,973

See accompanying footnotes to the financial statements

Motors Liquidation Company GUC Trust

STATEMENT OF CHANGES IN NET ASSETS IN LIQUIDATION (LIQUIDATION BASIS)

FOR THE QUARTER ENDED JUNE 30, 2011

Unaudited

(Dollars in thousands)

Net Assets in Liquidation, beginning of period	$ -

Transfer of interest in securities due from Motors Liquidation Company	9,254,045

Adjustment of reserves for costs of liquidation	(5,657)

Liquidating distributions of securities	(7,971,136)

Net change in fair value of securities due from Motors Liquidation Company	868,692

Net income - Interest income	29

Net Assets in Liquidation, end of period	$ 2,145,973

See accompanying footnotes to the financial statements

Motors Liquidation Company GUC Trust

STATEMENT OF CASH FLOWS (LIQUIDATION BASIS)

FOR THE QUARTER ENDED JUNE 30, 2011

Unaudited

(Dollars in thousands)

Cash flows from (used in) operating activities
Cash receipts from interest	$26
Cash paid for professional fees, governance costs and other administrative costs	(1,618)

Net cash flows from operating activities	(1,593)

Cash flows from (used in) investing activities
Cash used to purchase investments	(137,108)
Cash from investment of maturities and sales of investments	86,192

Net cash flows from investing activities	(50,916)

Cash flows from (used in) financing activities
Cash transfer from Motors Liquidation Company to fund expected costs of liquidation	52,734

Net cash flows from financing activities	52,734

Net increase in cash and cash equivalents	226

Cash and cash equivalents, beginning of period	-

Cash and cash equivalents, end of period	$226

Reconciliation of Net Income to Net Cash Used By Operating Activities:

Operating Activities:
Net Income	$29

Adjustments to reconcile net income to net cash provided by operations:
Change in assets and liabilities
Other assets & deposits	(890)
Accounts payable & other liabilities	8,216
Reserves for expected costs of liquidation	(9,849)
Cash due from Motors Liquidation Company	901

Net cash flows from operating activities	$(1,593)

See accompanying footnotes to the financial statements

Motors Liquidation Company GUC Trust

Notes to Financial Statements

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June 30, 2011

1.   Purpose of Trust and Plan of Liquidation

Purpose of Trust

The Motors Liquidation Company GUC Trust (“GUC Trust”) is a successor to Motors Liquidation Company (formerly known as General Motors Corp.) (“MLC”) within the meaning of Section 1145 of the United States Bankruptcy Code (“Bankruptcy Code”). The GUC Trust holds, administers and directs the distribution of certain assets pursuant to the terms and conditions of the Motors Liquidation Company GUC Trust Agreement (the “GUC Trust Agreement”), dated as of March 30, 2011, and pursuant to the Second Amended Joint Chapter 11 Plan (the “Plan”), dated March 18, 2011, of MLC and its debtor affiliates (collectively, along with MLC, the “Debtors”), for the benefit of holders of allowed general unsecured claims against the Debtors (“Allowed General Unsecured Claims”).

The GUC Trust was formed on March 30, 2011, as a statutory trust under the Delaware Statutory Trust Act, for the purpose of resolving all disputed outstanding general unsecured claims against the Debtors (including determining what amount, if any, of each such claim will be allowed) and distributing the GUC Trust’s distributable assets. The Plan generally provides for the distribution of certain shares of common stock (“New GM Common Stock”) of the new General Motors Corp. (“New GM”) and certain warrants for purchase of shares of such stock (the “New GM Warrants”, and together with the “New GM Common Stock”, the “New GM Securities”) to holders of Allowed General Unsecured Claims pro rata by the amount of such Allowed Claim. In addition, each holder of an Allowed General Unsecured Claim will retain a contingent right to receive, on a pro rata basis, additional shares of New GM Common Stock and New GM Warrants (if and to the extent such New GM Common Stock and New GM Warrants are not required for the satisfaction of previously disputed general unsecured claims) and cash, if any, remaining at the dissolution of the GUC Trust.

The GUC Trust is administered by Wilmington Trust Company, solely in its capacity as the trust administrator and trustee (the “GUC Trust Administrator”). Among other rights and duties, the GUC Trust Administrator has the power and authority to hold, manage, sell, invest and distribute the assets comprising the GUC Trust corpus, consult with and retain professionals for the administration of the GUC Trust, prosecute and resolve objections to disputed general unsecured claims, take all necessary actions to administer the wind-down of the affairs of the Debtors upon their dissolution, and upon such dissolution resolve and satisfy, to the extent allowed, the Residual Wind-Down Claims (as defined below). The activities of the GUC Trust Administrator are overseen by FTI Consulting, Inc., solely in its capacity as monitor (the “GUC Trust Monitor”).

Plan of Liquidation

On March 31, 2011, the date the Plan became effective (the “Effective Date”), there were approximately $29,771 million in Allowed General Unsecured Claims (the “Initial Allowed General Unsecured Claims”). In addition, as of the Effective Date, there were approximately $8,154 million disputed general unsecured claims which represents liquidated disputed claims

Motors Liquidation Company GUC Trust

Notes to Financial Statements

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June 30, 2011

and a Bankruptcy Court ordered reserve for unliquidated disputed claims ( “Disputed General Unsecured Claims”), but does not reflect potential Avoidance Action General Unsecured Claims (as defined below). The total aggregate amount of general unsecured claims, both allowed and then disputed, asserted against the Debtors, inclusive of the potential Avoidance Action General Unsecured Claims (as defined below), was approximately $39,425 million as of the Effective Date.

Pursuant to the GUC Trust Agreement, holders of Disputed General Unsecured Claims become entitled to receive a distribution of New GM Securities from the GUC Trust if, and to the extent that, such Disputed General Unsecured Claims become Allowed General Unsecured Claims. The GUC Trust Agreement provides the GUC Trust Administrator with the authority to file objections to such Disputed General Unsecured Claims within 180 days of the Effective Date (which date may be extended by application to the Bankruptcy Court). Such claims may be prosecuted through alternative dispute resolution proceedings, including mediation and arbitration (“ADR Proceedings”), if appropriate. The GUC Trust Administrator and its professionals are currently prosecuting multiple objections to Disputed General Unsecured Claims.

To the extent that all or a portion of a Disputed General Unsecured Claim is deemed invalid – or “disallowed” – by order of the Bankruptcy Court, by order of the tribunal presiding over the ADR Proceeding (if applicable), or by settlement with the GUC Trust, such portion of the Disputed General Unsecured Claim that is disallowed is not entitled to a distribution from the GUC Trust (subject to any appeal rights of the claimant). However, to the extent that a Disputed General Unsecured Claim is fully resolved, and such resolution results in all or a portion of the original Disputed General Unsecured Claim being deemed valid – or “allowed” – by order of the Bankruptcy Court, by order of the tribunal presiding over the ADR Proceeding (if applicable), or by settlement with the GUC Trust, such portion of the Disputed General Unsecured Claim that is allowed will be considered an Allowed General Unsecured Claim and will be entitled to a distribution from the GUC Trust as if it were an Allowed General Unsecured Claim on the Effective Date (such claimants, holders of “Resolved Disputed Claims”).

In addition to the Allowed General Unsecured Claims (including Resolved Disputed Claims) and the Disputed General Unsecured Claims, there may be additional general unsecured claims against the Debtors, in a currently unknown amount, which may potentially arise in the event that the Debtors (or an alternative designated plaintiff) commence and are successful in prosecuting legal actions arising under the Bankruptcy Code to compel certain recipients of transfers from the Debtors to disgorge the value of such disputed transfers (such actions, “Avoidance Actions”), and in recovering the proceeds of such legal actions.

Only one Avoidance Action, Official Committee of Unsecured Creditors of Motors Liquidation Co. v. JPMorgan Chase Bank, N.A. et al., Adv. Pro. No. 09-00504 (Bankr. S.D.N.Y. July 31, 2009) (the “Term Loan Avoidance Action”), has been commenced. The Term Loan Avoidance Action was commenced by the Official Committee of Unsecured Creditors of Motors Liquidation Company (the “Committee”), and seeks the return of approximately $1.5 billion that

Motors Liquidation Company GUC Trust

Notes to Financial Statements

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June 30, 2011

had been transferred by the Debtors (with funds advanced after the commencement of the Debtors’ Chapter 11 cases by the United States Treasury and Export Development Canada (together, the “DIP Lenders”) to a consortium of prepetition lenders pursuant to the terms of the order of the Bankruptcy Court. To the extent that the Committee is successful in obtaining a judgment against the defendant(s) therein, general unsecured claims will arise in the amount of any transfers actually avoided (that is, disgorged) pursuant to the Term Loan Avoidance Action (such general unsecured claims “Avoidance Action General Unsecured Claims,” and together with Resolved Disputed Claims, the “Resolved Allowed Claims”).

It is not clear, however, whether any amounts actually avoided pursuant to the Term Loan Avoidance Action would flow into the GUC Trust. On June 6, 2011, the Committee commenced a separate adversary complaint seeking a declaratory judgment that (a) the DIP Lenders are not entitled to any proceeds of the Term Loan Avoidance Action and have no interests in the trust established for the action under the Plan (the “Avoidance Action Trust”), and (b) the holders of Allowed General Unsecured Claims have the exclusive right to receive any and all proceeds of the Term Loan Avoidance Action, and are the exclusive beneficiaries of the Avoidance Action Trust. This proceeding is still pending.

GUC Trust Distributable Assets

Pursuant to the terms of the Plan, the Bankruptcy Court authorized the distribution of 150 million shares of New GM Common Stock issued by New GM, warrants to acquire 136,363,635 newly issued shares of New GM Stock with an exercise price set at $10.00 per share (“New GM Series A Warrants”), and warrants to acquire 136,363,635 newly issued shares of New GM Stock with an exercise price set at $18.33 per share (“New GM Series B Warrants”). In addition, the agreement governing the sale of substantially all of the assets of the Debtors provides that in the event that the aggregate Allowed General Unsecured Claims against the Debtors exceed $35 billion, New GM will be required to issue up to 2.0 million additional shares of New GM Common Stock for the benefit of the GUC Trust’s beneficiaries (the “Additional Shares”). No Additional Shares have been issued as of August 1, 2011.

Funding for GUC Trust Costs of Liquidation

The GUC Trust has and will have certain costs to liquidate the Trust and execute the Plan. On or about the Effective Date, pursuant to the Plan, MLC contributed approximately $52.7 million to the GUC Trust to be held and maintained by the GUC Trust Administrator (as the “GUC Trust Administrative Fund”) for the purpose of paying certain expenses incurred by the GUC Trust Administrator (including fees and expenses for professionals retained by it) (“Wind-Down Costs”). Cash or investments from the GUC Trust Administrative Fund, if any, which remain at the termination of the GUC Trust must be returned to the DIP Lenders.

In addition, as permitted by the GUC Trust Agreement, the GUC Trust requested the sale of 87,182 shares of New GM Common Stock and 79,256 warrants of each series of New GM Warrants by MLC in order to provide additional funds for the payment of expenses related to

Motors Liquidation Company GUC Trust

Notes to Financial Statements

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certain regulatory reporting requirements and actions provided for by the GUC Trust Agreement (“Reporting Costs”), including those directly or indirectly relating to reports to be filed by the GUC Trust with the Securities and Exchange Commission (the “SEC”) or otherwise pursuant to applicable rules, regulations and interpretations of the SEC, the application to the Internal Revenue service for a private letter ruling regarding the tax treatment of the GUC Trust and the holders of Allowed General Unsecured Claims in respect to the distribution of New GM Securities, and the Term Loan Avoidance Action. The sale resulted in cash proceeds of approximately $5.7 million (“Other GUC Administrative Cash”). These funds are maintained at MLC. Cash or investments held to fund Reporting Costs, if any, which remain at the termination of the GUC Trust will be distributed to holders of Allowed General Unsecured Claims.

MLC Wind-Down

Upon the dissolution of the Debtors, which is required to occur no later than December 15, 2011, the GUC Trust will be responsible for resolving and satisfying (to the extent allowed) all remaining disputed administrative expenses, priority tax claims, priority non-tax claims and secured claims (the “Residual Wind-Down Claims”). On the date of dissolution of the Debtors, the Debtors shall transfer to the GUC Trust cash in an amount necessary to satisfy the ultimate allowed amount of such Residual Wind-Down Claims, as estimated by the Debtors (the “Residual Wind-Down Cash”).

Expenses, liabilities, or obligations, to the extent related to or incurred in connection with the resolution or satisfaction of the Residual Wind-Down Claims or otherwise related to the Residual Wind- Down Cash, to the extent incurred by the GUC Trust, are required to be satisfied (i) first from the Residual Wind-Down Cash (ii) second from the applicable portion of the Other GUC Trust Administrative Cash (as defined above), and (iii) third from a sale of New GM Securities which would otherwise be available for distribution by the GUC Trust to the GUC Trust’s beneficiaries. The GUC Trust is required to distribute excess Residual Wind-Down Cash, not necessary to pay the remaining Residual Wind-Down Claims to the DIP Lenders and is not permitted to retain such cash for distribution to the GUC Trust’s beneficiaries.

2.   Basis of Presentation and Significant Accounting Policies

Liquidation Basis of Accounting

The GUC Trust was created for the purposes described above in Note 1 and has a finite life. As a result, the GUC Trust has prepared the accompanying financial statements on the liquidation basis of accounting in accordance with accounting principles generally accepted in the United States. Under the liquidation basis of accounting, assets are stated at their estimated net realizable value, which is the non-discounted amount of cash or its equivalent, into which an asset is expected to be converted in the due course of business less direct costs, while liabilities are reported at their estimated settlement amount, which is the non-discounted amount of cash, or its equivalent, expected to be paid to liquidate an obligation in the due course of business, including direct costs. Additionally, under the liquidation basis of accounting, a reserve has been

Motors Liquidation Company GUC Trust

Notes to Financial Statements

Unaudited

June 30, 2011

established for estimated costs expected to be incurred during the liquidation (exclusive of interest expense). These estimates are periodically reviewed and adjusted as appropriate.

The valuation of assets at net realizable value and liabilities at anticipated settlement amount represent estimates, based on present facts and circumstances, and are subject to change.

Fiscal Year

The GUC Trust’s fiscal year begins on April 1 and ends on the following March 31. The Trust’s first quarter in the fiscal year is from April 1 to June 30. As the GUC Trust was created on March 30, 2011 and the Effective Date of the Plan was March 31, 2011, for financial reporting purposes the GUC Trust is assumed to have been established as of April 1, 2011 and received its initial funding on or about April 1, 2011 which is the beginning of the current period presented in the accompanying financial statements.

Cash and Cash Equivalents

Cash and cash equivalents at June 30, 2011 consist of amounts held in a money market fund.

Cash Due From MLC

Cash due from MLC consists of the GUC Trust’s interest in a segregated cash account held by MLC which contains funds from the sale of New GM Securities to fund regulatory reporting costs.

Securities Due From MLC

Securities due from MLC represents the GUC Trust’s interest in New GM Securities held by MLC for future distribution in respect of Allowed General Unsecured Claims. The securities held by MLC consist of New GM Common Stock and New GM Warrants as further described in Note 1 and Note 5. The GUC Trust has valued its interest in the securities due from MLC at their fair value based on quoted market prices.

Investments in Marketable Securities

Investments in marketable securities consist of investments in corporate and state and local government bond obligations. The GUC Trust has valued these securities at fair value based on quoted market prices or quoted prices for similar securities in active markets.

Other Assets

Other assets consist principally of prepaid insurance and retainers for professionals.

Reserves for Estimated Costs of Liquidation

Motors Liquidation Company GUC Trust

Notes to Financial Statements

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June 30, 2011

Under the liquidation basis of accounting, the GUC Trust is required to estimate and accrue the costs associated with executing the Plan and distributing its assets. These costs, described as Wind-Down Costs and Reporting Costs in Note 1, consist principally of professional fees, costs of governance, and other administrative expenses. These amounts may vary significantly due to, among other things, the time required to complete the Plan. The GUC Trust has recognized reserves for expected liquidation costs that represent estimated costs to be incurred over the remaining liquidation period. As the GUC Trusts incurs such costs, the reserves are released to offset the costs incurred and a liability to the service provider is recognized as an accounts payable or accrued expense until paid.

Accounts Payable & Other Liabilities

Accounts payable and other liabilities represent amounts due to professionals, service providers, and vendors for services rendered or goods received through the end of the period.

Income Taxes

The GUC Trust is considered a Disputed Ownership Fund pursuant to Treasury Regulation Section 1.468B-9. Because all of the assets that have or will be transferred to the GUC Trust are passive investments, the GUC Trust will be taxed as a Qualified Settlement Fund (“QSF”) pursuant to Treasury Regulation Section 1.468-9(c)(1)(ii).

In general, a QSF pays Federal income tax using the C corporation income tax rates on its modified gross income. Modified gross income includes gross income pursuant to Internal Revenue Code Section 61 less administrative expenses, certain losses from the sale, exchange or worthlessness of property, and net operating losses. In general, a Disputed Ownership Fund taxed as a QSF does not recognize gross income on assets transferred to it; therefore, the GUC Trust will not recognize gross income on the transfer of assets from Motors Liquidation Company. The GUC Trust is expected to generate gross income in the form of interest income and possibly gains and/or losses on the ownership of New GM Common Stock and New GM Warrants, which will be reduced by administrative expenses and any accumulated net operating losses, to compute modified gross income.

The QSF tax status of the GUC Trust has been approved by the Internal Revenue Service in a private letter ruling issued on March 2, 2011.

As the GUC Trust is taxable for Federal income tax purposes a current income tax liability is recognized for estimated taxes payable or refundable on tax returns for the year. Deferred tax liabilities are recognized for the estimated future tax effects of temporary differences between financial reporting and tax accounting. The deferred tax assets are periodically reviewed for recoverability and valuation allowances are provided as necessary.

The GUC Trust may also be subject to state income taxes. State deferred tax liabilities and assets are recorded consistent with the treatment for Federal income tax purposes.

Motors Liquidation Company GUC Trust

Notes to Financial Statements

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The GUC Trust has a net operating loss for income tax purposes for the quarter ended June 30, 2011. However, a valuation allowance has been recorded for the related deferred tax asset as the Trust does not believe the tax benefit of the net operating loss is likely to be realizable.

Use of Estimates

The preparation of financial statements on a liquidation basis in conformity with accounting principles generally accepted in the United States requires the use of estimates and assumptions that affect reported amounts of assets and liabilities. These estimates are subject to known and unknown risks, uncertainties and other factors that could materially impact the amounts reported and disclosed in the financial statements and related footnotes. Significant estimates include the anticipated amounts and timing of future cash flows for expected liquidation costs, fair value of investment securities and allowed amounts of general unsecured claims. Actual results could differ from those estimates.

Subsequent Events

The accompanying financial statements and related disclosures include evaluation of events up through and including August 1, 2011, which is the date the financial statements were available to be issued.

3.   Net Assets in Liquidation

Description

Under the GUC Trust Agreement and the Plan as described more fully in Note 1, the beneficiaries of the GUC Trust are current and future holders of Allowed General Unsecured Claims (“Trust Beneficiaries”). Certain assets of the GUC Trust are reserved for funding the expected costs of liquidation and not available to the Trust Beneficiaries. Other assets of the GUC Trust, primarily securities due from MLC, as described in Notes 1 and 5, are available to be distributed to the Trust Beneficiaries (“GUC Trust Distributable Assets”). The net assets available in liquidation presented in the accompanying financial statements corresponds to the amount of GUC Trust Distributable Assets as of June 30, 2011.

Trust Units

As described in Note 1, each holder of an Allowed General Unsecured Claim will retain a contingent right to receive, on a pro rata basis, additional shares of New GM Common Stock and New GM Warrants (if and to the extent such New GM Common Stock and New GM Warrants are not required for the satisfaction of previously disputed general unsecured claims) and cash, if any, remaining at the dissolution of the Trust. The GUC Trust will issue, by credit on its books and records, units representing such contingent rights (“GUC Trust Units”) at the rate of one unit

Motors Liquidation Company GUC Trust

Notes to Financial Statements

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per $1,000 of Allowed General Unsecured Claims to each holder of an Allowed General Unsecured Claim.

The GUC Trust will make quarterly distributions in respect of the Trust Units to the extent that certain previously Disputed General Unsecured Claims asserted against the estate of MLC are either disallowed or are otherwise resolved favorably to the GUC Trust (thereby reducing the amount of GUC Trust assets distributed in respect of such asserted claims) and the resulting amount of Excess GUC Trust Distributable Assets (as defined in the Trust Agreement) as of the end of the relevant quarter exceeds thresholds set forth in the Trust Agreement.

Subsequent to June 30, 2011, the GUC Trust issued 29,770,826 of GUC Trust Units to holders of Allowed General Unsecured Claims as of the Effective Date. In addition, as of June 30, 2011, the record date for the second quarterly distribution by the GUC Trust, the GUC Trust was obligated to distribute New GM Securities and 64,393 of Trust Units in respect of the Allowed General Unsecured Claims which had been allowed during the quarter ended June 30, 2011.

The following presents the total GUC Trust Units which the GUC Trust was obligated to distribute as of June 30, 2011:

Trust Units

Units outstanding as of April 1, 2001	-
Units issuable as of June 30, 2011 for initial distribution	29,770,826
Units issuable as of June 30, 2011 for second quarterly distribution	64,393

Total units outstanding or issuable at June 30, 2011	29,835,219

Allowed and Disputed Claims

The total cumulative pro rata liquidating distributions ultimately received by Trust Beneficiaries is dependent upon the current amount of Allowed General Unsecured Claims and final resolution of the outstanding Disputed General Unsecured Claims and the Term Loan Avoidance Action Claim.

The following table presents a summary of the Allowed and Disputed General Unsecured Claims and Term Loan Avoidance Action Claim for the quarter ended June 30, 2011:

Motors Liquidation Company GUC Trust

Notes to Financial Statements

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(in thousands)	Allowed General Unsecured Claims	Disputed General Unsecured Claims	Term Loan Avoidance Action Claim	Maximum Amount of Unresolved Claims	Total Claim Amount (1)

Total, April 1, 2011	$29,770,812	$8,153,860	$1,500,000	$9,653,860	$39,424,672

New Allowed General Unsecured Claims	64,390	-	-	-	64,390
Disputed General Unsecured Claims resolved or disallowed	-	(1,110,468)		(1,110,468)	(1,110,468)

Total, June 30, 2011	$29,835,202	$7,043,392	$1,500,000	$8,543,392	$38,378,594

  (1) Total Claim Amount represents the sum of Allowed General Unsecured Claims and Maximum Amount of Unresolved Claims.

4.    Liquidating Distributions

On or about April 21, 2011 and supplemented by a secondary distribution on May 26, 2011, the GUC Trust made its initial distribution to holders of Allowed General Unsecured Claims as of March 31, 2011, distributing an aggregate of 113,194,136 shares of New GM Common Stock and 205,807,620 New GM Warrants (102,903,810 of each of the New GM Series A and New GM Series B Warrants).

As of June 30, 2011, the record date for the second quarterly distribution by the GUC Trust, the GUC Trust was obligated to distribute New GM Securities both in respect of the Allowed General Unsecured Claims which had been allowed during the quarter ended June 30, 2011, as well as the first distribution to all Allowed General Unsecured Claims holders in respect of the GUC Trust Units. In aggregate for both distributions, the GUC Trust was obligated at June 30, 2011 to distribute 3,342,831 shares of New GM Stock and 3,038,936 Series A New GM Warrants and 3,038,936 Series B New GM Warrants. These securities were distributed on July 28, 2011. In addition, the GUC Trust was obligated to issue 27,216 shares of New GM Common Stock and 24,747 New GM Series A Warrants and 24,747 New GM Series B Warrants to Allowed Unsecured Claim Holders who had not satisfied certain informational requirements necessary to receive these securities. The GUC Trust has accrued for liquidating distributions payable of $216,681,913 as of June 30, 2011 for the securities issuable pending satisfaction of informational requirements and for the securities issued on July 28, 2011.

5.    Securities Due from MLC

Pursuant to the terms of the Plan, MLC holds the New GM Securities distributable to holders of Allowed General Unsecured Claims. The GUC Trust has the authority to request, and MLC is

Motors Liquidation Company GUC Trust

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required to provide, an amount of New GM Securities necessary to make distributions pursuant to the Plan and the GUC Trust Agreement. On or after December 15, 2011, but by no later than December 29, 2011, all remaining undistributed New GM Securities are required under the Plan and the GUC Trust Agreement to be transferred from MLC to the GUC Trust (the “GUC Trust Transfer Date”).

At June 30, 2011, the securities due from MLC, at fair value, consisted of the following:

	Number	Value (in thousands)

New GM Common Stock	36,745,898	$1,115,605
New GM Series A Warrants	33,405,316	714,874
New GM Series B Warrants	33,405,316	532,147

Total		$2,362,626

The number of common stock shares and warrants due from MLC presented above include those common stock shares and warrants pending distribution as of June 30, 2011. There were distributions pending of 27,216 New GM Common Stock valued at $826,278 and 24,747 New GM Series A Warrants and New GM Series B Warrants valued at $529,586 and $394,220, respectively, as of June 30, 2011 to certain Trust Beneficiaries who had not satisfied the informational requirements necessary for the securities to be distributed. If such information is not provided by the time of the GUC Trust’s termination, these securities will be available to the remaining Trust Beneficiaries. In addition, there were pending distributions to be made on July 28, 2011 of 3,342,831 New GM Common Stock valued at $101,488,349 and 3,038,936 New GM Series A Warrants and New GM Series B Warrants valued at $65,033,230 and $48,410,250, respectively. A liquidating distribution payable has been recognized in the accompanying statement of net assets for all distributions pending as of June 30, 2011.

6.    Fair Value Measurements

Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provide a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

Motors Liquidation Company GUC Trust

Notes to Financial Statements

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The following table presents information about the GUC Trust’s assets measured at fair value on a recurring basis at June 30, 2011, and the valuation techniques used by the GUC Trust to determine those fair values.

Level 1 – In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets that the Trust has the ability to access.

Level 2 – Fair value determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 – Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discount cash flow methodologies, or similar techniques taking into account the characteristics of the asset. There were no assets or liabilities recorded that are measured with Level 3 inputs at June 30, 2011.

In instances where inputs used to measure fair value fall into different levels in the above fair value hierarchy, fair value measurements in their entirety are categorized based on the lowest level input that is significant to the valuation. The GUC Trust’s assessment of the significance of particular inputs to these fair value measurements requires judgment and considers factors specific to each asset.

The GUC Trust also holds other assets and liabilities not measured at fair value on a recurring basis, including accounts payable and other liabilities. The fair value of these liabilities is equal to the carrying amounts in the accompanying financial statements due to the short maturity of such instruments.

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The following table summarizes the fair values of those financial instruments measured at fair value at June 30, 2011:

(in thousands)	Level 1	Level 2	Level 3	Balance as of June 30, 2011

Cash equivalents:
Money market funds	$226	$-	$-	$226
Investments:				-
State & local government bonds	47,258	-	-	47,258
Corporate bonds	3,650	-	-	3,650
Securities due from MLC:				-
New GM Common Stock	-	1,115,605	-	1,115,605
New GM Warrants	-	1,247,021	-	1,247,021

Total	$51,134	$2,362,626	$-	$2,413,760

The Trust’s policy is to recognize transfers between levels of the fair value of the hierarchy as of the actual date of the event of change in circumstances that caused the transfer. There were no significant transfers between levels of the fair value hierarchy during the quarter ended June 30, 2011.

Motors Liquidation Company GUC Trust

Notes to Financial Statements

Unaudited

June 30, 2011

7.   Reserves for Expected Costs of Liquidation

The following is a reconciliation of the reserves for expected costs of liquidation, including expected reporting costs, for the quarter ended June 30, 2011:

(in thousands)	Reserve for Expected Wind-Down Costs	Reserve For Expected Reporting Costs	Total Reserves for Expected Costs of Liquidation

Balance, April 1, 2011	$-	$-	$-

Accrual of expected costs	52,734	5,657	58,391
Liquidation costs incurred during quarter:
Trust professionals	(8,330)	(846)	(9,176)
Trust governance costs	(525)	-	(525)
Other administrative expenses	(70)	(78)	(148)
Changes in estimated costs	-	-	-

Balance, June 30, 2011	$43,809	$4,733	$48,542

8.   Related Party Transactions

The GUC Trust has entered into a transitional services agreement (“TSA”) with MLC under which MLC will continue to provide certain services to the GUC Trust until the earlier of December 15, 2011, the date on which the GUC Trust notifies MLC that the services are no longer required, or a date mutually agreed upon by the parties. Under the TSA the GUC Trust will reimburse MLC monthly for the costs of providing such services. For the quarter ended June 30, 2011, the GUC Trust has accrued $44,400 for amounts due to MLC for the services provided under the TSA during the quarter.

EXHIBIT B

Motors Liquidation Company GUC Trust
Claims and Distribution Summary	PRIVILEGED & CONFIDENTIAL

		Per section 6.2 (c)(i)		Supplemental Information
		As of Effective Date	As of June, 30, 2011 (1)	In respect of July 2011 Distribution	Cumulative total including amounts in respect of July 2011 Distribution	Reporting Times or Periods	Notes
A.	Number of Units Outstanding	0	29,770,826	64,393	29,835,219	As of the end of (i) the relevant calendar quarter or calendar year; (ii) the next preceding calendar quarter (or, in the case of a report for the first calendar quarter, the Effective Date) and (iii) the next preceding calendar year.	(2)

B.	GUC Trust Distributable Assets					As of the end of (i) the relevant calendar quarter or calendar year; (ii) the next preceding calendar quarter (or, in the case of a report for the first calendar quarter, the Effective Date) and (iii) the next preceding calendar year.
	GUC Trust Common Stock Assets	150,000,000	36,718,682	(3,342,831)	33,375,851		(3)
	GUC Trust Warrant Assets “A”	136,363,635	33,380,569	(3,038,936)	30,341,633
	GUC Trust Warrant Assets “B”	136,363,635	33,380,569	(3,038,936)	30,341,633
	GUC Trust Dividend Assets	$0	$0		$0
	other GUC Trust Distributable Cash (whether held by MLC or the GUC Trust)	$0	$0		$0

C.	Claims Summary					As of the end of (i) the relevant calendar quarter or calendar year; (ii) the next preceding calendar quarter (or, in the case of a report for the first calendar quarter, the Effective Date) and (iii) the next preceding calendar year.
	Total Allowed Amount (i.e., all currently Allowed General Unsecured Claims as of date specified)	$29,770,812,132	$29,835,202,557
	Maximum Amount of all Disputed General Unsecured Claims (in the aggregate)	$8,153,859,851	$7,043,391,415
	Maximum Amount of all Unresolved Term Loan Avoidance Action Claims (in the aggregate)	$1,500,000,000	$1,500,000,000
	Maximum Amount of all Unresolved Other Avoidance Action Claims (in the aggregate)	$-	$-
	Aggregate Maximum Amount (i.e., Maximum Amount of all Disputed General Unsecured Claims, Term Loan Avoidance Action Claims and Unresolved Other Avoidance Action Claims)	$9,653,859,851	$8,543,391,415
	Current Total Amount	$39,424,671,983	$38,378,593,971

D.	Holdback					As of the end of (i) the relevant calendar quarter or calendar year; (ii) the next preceding calendar quarter (or, in the case of a report for the first calendar quarter, the Effective Date) and (iii) the next preceding calendar year.	(4)
	Protective Holdback - GUC Common Stock Assets	0	0

	Additional Holdback - GUC Common Stock Assets	0	0

	Reporting and Transfer Holdback - GUC Common Stock Assets	95,060	0
	Taxes on Distribution Holdback - GUC Common Stock Assets	0	0
	Protective Holdback - GUC Trust Warrant Assets “A”	0	0
	Additional Holdback - GUC Trust Warrant Assets “A”	0	0
	Reporting and Transfer Holdback - GUC Trust Warrant Assets “A”	86,414	0
	Taxes on Distribution Holdback - GUC Trust Warrant Assets “A”	0	0
	Protective Holdback - GUC Trust Warrant Assets “B”	0	0
	Additional Holdback - GUC Trust Warrant Assets “B”	0	0
	Reporting and Transfer Holdback - GUC Trust Warrant Assets “B”	86,414	0
	Taxes on Distribution Holdback - GUC Trust Warrant Assets “B”	0	0

E.	Claim Disposition					During (i) the relevant calendar quarter or calendar year; and (ii) the period beginning on the Initial Distribution Record Date and ending on the last day of the relevant calendar quarter or calendar year.
	Resolved Allowed General Unsecured Claims allowed	Not applicable	$64,390,424
	Disputed General Unsecured Claims disallowed	Not applicable	$1,046,078,012
	Unresolved Term Loan Avoidance Action Claims resolved in favor of the respective defendants	Not applicable	$0
	Other Avoidance Action Claims, resolved in favor of the respective defendants	Not applicable	$0

Motors Liquidation Company GUC Trust
Claims and Distribution Summary	PRIVILEGED & CONFIDENTIAL

F.	Distributions in respect of Resolved Allowed General Unsecured Claims of -					During (i) the relevant calendar quarter or calendar year; and (ii) the period beginning on the Effective Date and ending on the last day of the relevant calendar quarter or calendar year.	(5)
	GUC Common Stock Assets	0	113,194,136	244,827	113,438,963
	GUC Trust Warrant Assets “A”	0	102,903,810	222,572	103,126,382
	GUC Trust Warrant Assets “B”	0	102,903,810	222,572	103,126,382
	GUC Trust Dividend Assets	$0	$0		$0
	other GUC Trust Distributable Cash	$0	$0		$0

G.	Distributions in respect of Units of -					During (i) the relevant calendar quarter or calendar year; and (ii) the period beginning on the Effective Date	(6)
	GUC Common Stock Assets	0	0	3,098,004	3,098,004	and ending on the last day of the
	GUC Trust Warrant Assets “A”	0	0	2,816,364	2,816,364	relevant calendar quarter or calendar
	GUC Trust Warrant Assets “B”	0	0	2,816,364	2,816,364	year.
	GUC Trust Dividend Assets	$0	$0	$0	$0
	other GUC Trust Distributable Cash	$0	$0	$0	$0

H.	Excess GUC Trust Distributable Assets					As of the end the relevant calendar
	GUC Common Stock Assets	0	3,091,318	6,686	0	quarter or calendar year.
	GUC Trust Warrant Assets “A”	0	2,810,286	6,079	0
	GUC Trust Warrant Assets “B”	0	2,810,286	6,079	0
	GUC Trust Dividend Assets	$0	$0	$0	$0
	other GUC Trust Distributable Cash (whether held by MLC or the GUC Trust)	$0	$0	$0	$0

I.	Additional Shares received (whether held by MLC or the GUC Trust)	0	0			During (i) the relevant calendar quarter or calendar year; and (ii) the period beginning on the Effective Date and ending on the last day of the relevant calendar quarter or calendar year.

Memo	Supplemental Information - In respect of distributions to newly Resolved Allowed General Unsecured Claims at next quarterly distribution					In respect of next quarterly distribution to take place on or as soon as promptly as practicable after July 1, 2011.
	Number of Units to Resolved Allowed General Unsecured Claims			64,393
	Distributions in respect of Resolved Allowed General Unsecured Claims of -
	GUC Common Stock Assets			244,827
	GUC Trust Warrant Assets “A”			222,572
	GUC Trust Warrant Assets “B”			222,572
	Excess GUC Trust Distributable Assets
	GUC Common Stock Assets			3,098,004
	GUC Trust Warrant Assets “A”			2,816,364
	GUC Trust Warrant Assets “B”			2,816,364

Notes

(1)	The Initial Distribution Date took place on April 21, 2011 (with a secondary distribution on May 26, 2011 to certain holders of allowed claims as of the initial distribution but who did not receive the April 21 distribution). The next quarterly distribution date is to take place on or as soon as promptly as practicable after July 1, 2011. That distribution will be made based upon the GUC Trust’s books and records as of June 30, 2011, as reflected herein.

(2)	Pursuant to the GUC Trust Agreement, each holder of an allowed general unsecured claim is deemed to receive “Units” in the GUC Trust evidenced by appropriate notation on the books and records of the GUC Trust calculated at a ratio of one Unit for each $1,000 in amount of allowed general unsecured claim (such that if all Disputed General Unsecured Claims as of June 30, 2011 are subsequently allowed, the Trust would issue approximately 38.38 million units). Units represent the contingent right to receive, on a pro rata basis as provided in the Plan, Excess GUC Trust Distributable Assets (as described in greater detail in Sections G and H hereof). A copy of the GUC Trust Agreement, as amended, is available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

Units in respect of general unsecured claims allowed as of the Initial Distribution were not evidenced on the GUC Trust’s books and records until after the Effective Date. Hence, for purposes of this presentation only, Units outstanding as of the Effective Date is deemed to be zero and the 29,770,826 Units outstanding as of June 30, 2011 correlate to the $29,770,812,132 in allowed claims as of the Initial Distribution. The Number of Units outstanding as of June 30, 2011 does not directly correspond to allowed claims as of the Initial Distribution on a 1 to 1,000 basis because 14 additional Units were issued due to rounding.

Motors Liquidation Company GUC Trust
Claims and Distribution Summary	PRIVILEGED & CONFIDENTIAL

(3)	Note that the numbers of New GM Securities shown as Distributable Assets are net of an aggregate of 27,216 shares of New GM Common Stock, 24,747 Series A Warrants and 24,747 Series B Warrants which the GUC Trust is currently obligated to distribute (upon receipt of all required information) and to which certain holders of Allowed General Unsecured Claims are entitled, but for which such holders had not, as of June 30, 2011, yet supplied information required by the GUC Trust and thus such New GM securities have not yet been distributed.

(4)	On May 24, 2011, the GUC Trust sold 87,182 common shares and 79,256 warrants of each class of warrant related to the Reporting and Transfer Holdback. The sale resulted in cash proceeds of $5,649,328 which, pursuant to the Plan, is being used to fund certain reporting, tax and litigation costs. These funds are currently held by Motors Liquidation Company for the benefit of the GUC Trust. As of June 30, 2011, no additional assets have been identified for holdback.

(5)	This section reflects additional claims which were allowed prior to June 30, 2011.

Distributions to holders of Resolved Allowed General Unsecured Claims includes (a) the distribution such claimants would have received had their claims been allowed as of the Initial Distribution and (b) to the extent Excess GUC Trust Distributable Assets have previously been made available to Unit holders and/or are being made available at the time of the relevant distribution, additional assets in the form of New GM Securities and/or cash in respect of their ownership of GUC Trust Units.

(6)	Pursuant to the Plan, no portion of the initial distribution to claimants was made “in respect of Units”. Only subsequent distributions of Excess GUC Trust Distributable Assets are made “in respect of Units”. As soon as reasonably practicable after July 1, 2011, distributions of the Excess GUC Trust Distributable Assets as of June 30, 2011 (see section H) will be made on account of 29,835,219 Units (i.e., 29,770,826 Units deemed outstanding as of June 30, 2011 plus 64,393 Units subsequently deemed outstanding with respect to claims allowed subsequent to the initial distribution). Of the Excess GUC Trust Distributable Assets, 6,686 shares of New GM Common Stock and 6,079 warrants from each of the series of New GM Warrants shall be distributed to Units outstanding on account of Resolved Allowed General Unsecured Claims and 3,098,004 shares of New GM Common Stock and 2,816,364 warrants from each of the series of New GM Warrants will be distributed in respect of Units outstanding on account of initial Allowed General Unsecured Claims.